Prepayments and other assets	6 Months Ended
Jun. 30, 2023
Prepayments and other assets
Prepayments and other assets

3. Prepayments and other assets:

On April 7, 2023 an incident of failure of the cargo pumps in the cargo tanks of one of the Partnership’s vessels occurred. The vessel went off hire in order for the damage to be repaired. The Partnership expects to recover pursuant to the relevant insurance policy a proportion of: the hire lost and the additional expenses incurred for repairs, port expenses and fuel consumption, due to this incident. As a result, as of June 30, 2023 and December 2022, a balance of $3,621 and nil, respectively, relating to insurance claims for loss of hire and hull and machinery expenses, is included in prepayments and other assets.